Exhibit 23.2

                           Larry O'Donnell, CPA, P.C.
                             Telephone (303)745-4545
                        2228 South Fraser Street, Unit 1
                             Aurora, Colorado 80014



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT



I hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Renegade Ventures Corporation, and in any related Prospectus, of my auditor's report dated March 13, 2003 accompanying the financial statements of Renegade Ventures Corporation included in their annual report on Form 10KSBfor the year ended December 31, 2002.


Larry O'Donnell, CPA, P.C.

September 30, 2003